EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-QSB (the “Report”) of International Stem Cell Corporation (the “Company”) for the three months ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William B. Adams, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, that as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge:
(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 15, 2007

By:	/s/ William B. Adams
William B. Adams
Chief Financial Officer